UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 23, 2006
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                   000-51290                  52-1841431
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

             270 SYLVAN AVENUE
       ENGLEWOOD CLIFFS, NEW JERSEY                                  07632
--------------------------------------------------------------------------------
 (Address of principal executive offices)                         (Zip Code)

                                 (201) 894-8980
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

EpiCept Corporation, a Delaware corporation (the "Company"), today announced that on October 23, 2006 it was notified by the Nasdaq Listings Qualification Department that the Company has not regained compliance with the continued listing requirements of The Nasdaq Global Market because the market value of the Company's listed securities has fallen below $50,000,000 for ten consecutive business days (Pursuant to Rule 4450(b)(1)(A) of the Nasdaq Marketplace Rules).

On September 22, 2006, the Company announced that the Nasdaq Listings Qualification Department notified the Company on September 20, 2006 that it was not in compliance with Marketplace Rule 4450(b)(1)(A). Pursuant to Nasdaq Marketplace Rule 4450(e)(4), the Company was provided a period of 30 calendar days, or until October 20, 2006, to regain compliance. On October 23, 2006, the Company received a Nasdaq Staff Determination letter indicating that the Company had not complied with the aggregate market value of publicly held shares requirement for continued listing set forth in Marketplace Rule 4450(b)(1)(A), and that its securities are, therefore, subject to delisting from The Nasdaq Global Market.

The Company intends to request a hearing before a Nasdaq Listing Qualifications Panel to review this determination and intends to submit its compliance plan in conjunction with this hearing. Company's securities will remain listed on The Nasdaq Global Market pending the Panel's decision. The Company expects the hearing to be held in approximately 30 to 45 days and the Panel's decision to be announced within 30 to 45 days after the hearing. In the event the Company's securities are delisted from The Nasdaq Global Market, the Company intends to apply to have its listing transferred to The Nasdaq Capital Market. The Company's securities may also be eligible to trade on the over-the-counter market.

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 3.01 by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS
                  (c) Exhibits

                  99.1 Press release of EpiCept Corporation, dated October 25, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EPICEPT CORPORATION


                                              /s/ Robert W. Cook
                                            ------------------------------------
                                            Name:  Robert W. Cook
                                            Title: Chief Financial Officer

Date:  October 26, 2006

                                  EXHIBIT INDEX

EXHIBIT                                            DESCRIPTION
-------                                            -----------

  99.1        Press release of EpiCept Corporation, dated October 25, 2006.